Earnings per share	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Earnings per share
32. Earnings per share

	2023	2022
Loss attributable to shareholders (in TCHF)	(98,181)	(50,790)
Weighted average number of shares	11,752,466	10,570,281

Total basic and diluted loss per share (in CHF)	(8.354)	(4.805)

Basic and diluted result per share is calculated by dividing the net result attributable to the shareholders of the Group’s parent company by the weighted average of shares outstanding during the year. In 2023 and 2022, the number of shares outstanding varied as a result of different transactions on the share capital structure of the Company. References to shares and per share amounts for the comparative period have been restated to reflect the reverse stock split (note 14).
Neither outstanding options and warrants nor effects from the contingent liabilities payable in shares have been considered in the diluted loss calculation as their effect is anti-dilutive.